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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported) December 9, 2005
                                                    ----------------------------

                                  Syntel, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)

                   0-22903                           38-2312018
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          (Commission File Number)         (IRS Employer Identification No.)

     525 E. Big Beaver Road, Suite 300, Troy, Michigan        48083
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         (Address of Principal Executive Offices)          (Zip Code)

                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS.

On December 9, 2005, Syntel, Inc. (the "Company") issued a press release concerning the repatriation of funds from Syntel Limited. A copy of the press release is attached to this Report as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.


        Exhibit
        Number
        -------
        99.1          Press Release dated December 9, 2005.





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                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       Syntel, Inc.
                                             -----------------------------------
                                                       (Registrant)


Date    December 9, 2005                     By   /s/ Daniel M. Moore
       -------------------                       -------------------------------
                                                 Daniel M. Moore,
                                                 Chief Administrative Officer



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EXHIBIT INDEX


Exhibit No.           Description


99.1                  Press Release dated December 9, 2005.






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